UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  December 15, 2014

KLX Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-3661	47-1639172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414-2105 (Zip Code)

Registrant’s telephone number, including area code:  (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreements with B/E Aerospace in Connection with the Spin-Off

On December 16, 2014 (the “Distribution Date”), B/E Aerospace, Inc. (“B/E Aerospace”) completed the spin-off of KLX Inc. (“KLX”) by means of the transfer of B/E Aerospace’s Consumables Management Segment businesses to KLX and the subsequent distribution to B/E Aerospace stockholders of all of the outstanding shares of KLX common stock (the “Spin-Off”).  On December 15, 2014, KLX entered into several agreements with B/E Aerospace that govern the relationship of the parties following the Spin-Off, including a Separation and Distribution Agreement, a Tax Sharing and Indemnification Agreement, and an Employee Matters Agreement. On December 16, 2014, KLX entered into two additional agreements with B/E Aerospace – a Transition Services Agreement and an IT Services Agreement.

A summary of the material terms of these agreements can be found in the Information Statement, dated November 26, 2014 (the “Information Statement), filed as Exhibit 99.1 to this Current Report on Form 8-K, under “Certain Relationships and Related Party Transactions—Agreements with B/E Aerospace Related to the Spin-Off,” which summary is incorporated herein by reference.  The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Tax Sharing and Indemnification Agreement, Employee Matters Agreement, Transition Services Agreement and IT Services Agreement filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Senior Secured Revolving Credit Facility

On the Distribution Date KLX also entered into a credit agreement (the “Credit Agreement”) with a syndicate of lenders providing KLX with a $500.0 million senior secured revolving credit facility (the “Revolving Credit Facility”).  JPMorgan Chase Bank, N.A. is the administrative agent under the Credit Agreement.

Unless terminated earlier or extended in accordance with the terms and conditions of the Credit Agreement, the Revolving Credit Facility will mature five years from the Distribution Date.  The Credit Agreement provides an option for KLX to request (a) incremental term loan commitments or increases in the aggregate amount of any prior incremental term loan tranche and/or (b) additional revolving credit borrowing capacity under the Revolving Credit Facility, in an aggregate amount for all such requests not to exceed $500.0 million, in each case, upon the satisfaction of certain customary terms and conditions.  Borrowings under the Revolving Credit Facility will bear interest, at KLX’s option, at (x) a LIBOR-based rate or a base rate, plus (y) an applicable margin, which margin may be reduced after the first fiscal quarter end after the Distribution Date subject to KLX attaining certain total leverage ratio levels.  KLX’s obligations under the Credit Agreement are guaranteed by KLX’s wholly-owned material domestic subsidiaries and secured by liens on substantially all of KLX’s and such subsidiary guarantors’ domestic assets (including a pledge of a portion of the capital stock of certain foreign subsidiaries owned directly by KLX or a guarantor), subject to certain exceptions and thresholds.

The Credit Agreement contains customary conditions precedent to borrowing and affirmative and negative covenants with respect to KLX and its subsidiaries, including limitations on the incurrence of debt, limitations on liens, prohibitions on fundamental changes (including by way of merger, consolidation, amalgamation, sale, liquidation or dissolution), limitations on the sale or other disposition of assets, limitations on investments, loans and advances, limitations on declaration and payment of dividends, restrictions on transactions with affiliates, prohibitions on amendments to organizational documents or to documents relating to the Spin-Off in a manner materially adverse to the interests of the lenders and limitations on prepayment of other debt, in each case, subject to certain exceptions, materiality and/or threshold amounts.  In addition, the Credit Agreement contains financial maintenance covenants requiring KLX to maintain a maximum total leverage ratio and a minimum interest coverage ratio, in each case, during the term of the Credit Agreement.  The Revolving Credit Facility has no scheduled amortization or scheduled commitment reductions.  Amounts borrowed and outstanding under the Revolving Credit Facility will, in certain circumstances, be required to be prepaid with (a) the proceeds from certain asset sales, subject to certain thresholds and reinvestment rights, (b) the proceeds from certain incurrences of indebtedness and (c) the proceeds from certain casualty and condemnation events, subject to certain thresholds and reinvestment rights.

The Credit Agreement further provides for certain customary representations and warranties and events of default, including, among other things, the failure to pay interest, principal and other fees, the failure to observe or perform any material covenant contained in the Credit Agreement, cross-default to certain material indebtedness, a change of control of KLX and the institution of any bankruptcy or insolvency proceedings.

Borrowings under the Revolving Credit Facility will be used by KLX to finance the working capital needs and other general corporate purposes of KLX and its subsidiaries.

The preceding summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Senior Secured Revolving Credit Facility” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

In connection with the Spin-Off, on December 15, 2014, KLX adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and Amended and Restated Bylaws (the “Amended and Restated Bylaws”).  This description is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 and the Amended and Restated Bylaws filed as Exhibit 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2014, KLX held an annual meeting of its stockholders.  At that meeting, B/E Aerospace, as the sole stockholder of KLX, voted all 100 shares held by it in favor of (a) the adoption of the Amended and Restated Certificate of Incorporation, (b) electing the individuals listed in the Information Statement under “Management—Our Board of Directors,” which list is hereby incorporated by reference herein, to be members of the Board of Directors, and (c) the adoption of the Amended and Restated Bylaws.

Item 8.01 Other Events.

A copy of the press release issued by KLX on December 17, 2014 announcing completion of the Spin-Off is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit Description
2.1	Separation and Distribution Agreement, dated as of December 15, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
3.1	Amended and Restated Certificate of Incorporation of KLX Inc.
3.2	Amended and Restated Bylaws of KLX Inc.
10.1	Tax Sharing and Indemnification Agreement, dated as of December 15, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.2	Employee Matters Agreement, dated as of December 15, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.3	Transition Services Agreement, dated as of December 16, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.4	IT Services Agreement, dated as of December 16, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.5

Credit Agreement, dated as of December 16, 2014, by and between KLX Inc., the several Lenders, JPMorgan Chase Bank, N.A. (as Administrative Agent), Citigroup Global Markets Inc. and Goldman Sachs Bank USA (as Syndication Agents) and Suntrust Bank, TD Bank, N.A., Royal Bank of Canada, Barclays Bank PLC, Deutsche Bank Securities Inc., MUFG Union Bank, N.A., PNC Bank, National Association and Santander Bank, N.A (as Documentation Agents).

99.1

Information Statement of KLX Inc., dated November 26, 2014 (incorporated by reference to Exhibit 99.1 to KLX Inc.’s Amendment No. 4 to Form 10 dated November 26, 2014, filed with the Securities and Exchange Commission on November 26, 2014 (File No. 001-36610)).

99.2	Press Release, dated December 17, 2014.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 2014

KLX INC.

By:	/s/ Michael F. Senft
Name: Michael F. Senft
Title: Vice President and Chief Financial Officer

Exhibit Number	Exhibit Description
2.1	Separation and Distribution Agreement, dated as of December 15, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
3.1	Amended and Restated Certificate of Incorporation of KLX Inc.
3.2	Amended and Restated Bylaws of KLX Inc.
10.1	Tax Sharing and Indemnification Agreement, dated as of December 15, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.2	Employee Matters Agreement, dated as of December 15, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.3	Transition Services Agreement, dated as of December 16, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.4	IT Services Agreement, dated as of December 16, 2014, by and between B/E Aerospace, Inc. and KLX Inc.
10.5

Credit Agreement, dated as of December 16, 2014, by and between KLX Inc., the several Lenders, JPMorgan Chase Bank, N.A. (as Administrative Agent), Citigroup Global Markets Inc. and Goldman Sachs Bank USA (as Syndication Agents) and Suntrust Bank, TD Bank, N.A., Royal Bank of Canada, Barclays Bank PLC, Deutsche Bank Securities Inc., MUFG Union Bank, N.A., PNC Bank, National Association and Santander Bank, N.A (as Documentation Agents).

99.1

Information Statement of KLX Inc., dated November 26, 2014 (incorporated by reference to Exhibit 99.1 to KLX Inc.’s Amendment No. 4 to Form 10 dated November 26, 2014, filed with the Securities and Exchange Commission on November 26, 2014 (File No. 001-36610)).

99.2	Press Release, dated December 17, 2014.